UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 22, 2010

PALM HARBOR HOMES, INC.

(Exact name of Registrant as Specified in Charter)

Florida	0-24268	59-1036634
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

15303 Dallas Parkway

Suite 800

Addison, Texas 75001-4600

(972) 991-2422

(Address, including zip code, and telephone numbers,

including area code, of principal executive offices)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modifications to Rights of Security Holders.

On June 22, 2010, Palm Harbor Homes, Inc. (the “Company”) executed a Rights Agreement between the Company and American Stock Transfer & Trust Company, LLC, as Rights Agent, dated as of June 22, 2010 (the “Rights Agreement”).

The rights generally become exercisable if a person or group becomes the beneficial owner of 4.99% or more of the outstanding common stock of the Company or announces a tender offer for 4.99% or more of the outstanding common stock. Any person or group that owns 4.99% or more of the Company’s outstanding common stock as of the close of business on June 22, 2010 will not trigger exercisability of the rights so long as they do not thereafter acquire beneficial ownership of any additional shares of common stock. Additionally, any person or group who the Company’s Board of Directors determines inadvertently exceeded the 4.99% threshold can avoid the dilutive effect of the rights by promptly divesting shares of the Company’s common stock so as to reduce its interest below the threshold level.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Rights Agreement, which is attached as Exhibit 1 to the Form 8-A filed by the Company on June  23, 2010 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit	Title

4.1	Rights Agreement dated as of June 22, 2010, between Palm Harbor Homes, Inc. and American Stock Transfer & Trust Company, as Rights Agent (incorporated by reference to Exhibit 1 to Form 8-A filed with the SEC on June 22, 2010)

4.2	Certificate of Designation of Series A Junior Participating Preferred stock of Palm Harbor Homes, Inc., dated June 22, 2010.

4.3	Form of Rights Certificate, dated June 22, 2010 (incorporated by reference to Exhibit 1 to Form 8-A filed with the SEC on June 22, 2010)

99.1	Press Release of Palm Harbor Homes, Inc., dated June 22, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 22, 2010	PALM HARBOR HOMES, INC.

/s/ Larry Keener
Larry Keener
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Title

4.1	Rights Agreement dated as of June 22, 2010, between Palm Harbor Homes, Inc. and American Stock Transfer & Trust Company as Rights Agent (incorporated by reference to Exhibit 1 to Form 8-A filed with the SEC on June 23, 2010)

4.2	Certificate of Designation of Series A Junior Participating Preferred stock of Palm Harbor Homes, Inc., dated June 22, 2010.

4.3	Form of Rights Certificate, dated June 22, 2010 (incorporated by reference to Exhibit 1 to Form 8-A filed with the SEC on June 22, 2010)

99.1	Press Release of Palm Harbor Homes, Inc., dated June 22, 2010